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Exhibit 23

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements:

  (1)
  Registration Statement (Form S-3 No. 333-30786) of Hewlett-Packard Company,

  (2)
  Registration Statement (Form S-3 No. 333-83346) of Hewlett-Packard Company,

  (3)
  Registration Statement (Form S-3 No. 333-86378) of Hewlett-Packard Company,

  (4)
  Registration Statement (Form S-8 No. 333-124282) pertaining to the 2005 Executive Deferred Compensation Plan,

  (5)
  Registration Statement (Form S-8 No. 333-124281) pertaining to the Executive Deferred Compensation Plan,

  (6)
  Registration Statement (Form S-8 No. 333-114253) pertaining to the 2004 Stock Incentive Plan,

  (7)
  Registration Statement (Form S-8 No. 333-124280) pertaining to the 2000 Employee Stock Purchase Plan,

  (8)
  Registration Statement (Form S-8 No. 333-35836) pertaining to the 2000 Stock Plan and 2000 Employee Stock Purchase Plan,

  (9)
  Registration Statement (Form S-8 No. 333-22947) pertaining to the 1997 Director Stock Plan,

  (10)
  Registration Statement (Form S-8 No. 033-58447) pertaining to the 1995 Incentive Stock Plan,

  (11)
  Registration Statement (Form S-8 No. 033-38579) pertaining to the 1990 Incentive Stock Plan

  (12)
  Registration Statement (Form S-8 No. 033-30769) pertaining to the 1987 Director Option Plan,

  (13)
  Registration Statement (Form S-8 No. 002-92331) pertaining to the Hewlett-Packard Company 401(k) Plan,

  (14)
  Registration Statement (Form S-8 No. 033-31496) pertaining to the Employee Stock Purchase Plan and Service Anniversary Stock Plan,

  (15)
  Registration Statement (Form S-8 No. 333-129863) pertaining to the AppIQ, Inc. 2001 Stock Option and Incentive Plan,

  (16)
  Registration Statement (Form S-8 No. 333-114254) pertaining to the TruLogica, Inc. 2003 Stock Plan,

  (17)
  Registration Statement (Form S-8 No. 333-113148) pertaining to the Consera Software Corporation 2002 Stock Plan,

  (18)
  Registration Statement (Form S-8 No. 333-45231) pertaining to the VeriFone, Inc. 1997 Non-Qualified Employee Stock Purchase Plan,

  (19)
  Registration Statement (Form S-8 No. 333-30459) pertaining to the VeriFone, Inc. Amended and Restated 1992 Non-Employee Directors' Stock Option Plan, VeriFone, Inc. Amended and Restated Incentive Stock Option Plan, VeriFone, Inc. Amended and Restated 1987 Supplemental Stock Option Plan and VeriFone, Inc. Amended and Restated Employee Stock Purchase Plan,

  (20)
  Registration Statement (Form S-8 No. 033-65179) pertaining to the 1995 Convex Stock Option Conversion Plan,

  (21)
  Registration Statement (Form S-8 No. 333-114346) pertaining to the Novadigm, Inc. 1992 Stock Option Plan, Novadigm, Inc. 1999 Nonstatutory Stock Option Plan (as amended on April 30, 2003) and Novadigm, Inc. 2000 Stock Option Plan,

  (22)
  Registration Statement (Form S-8 No. 333-114255) pertaining to the Digital Equipment (India) Limited 1999 Stock Option Plan and Digital GlobalSoft Limited 2001 Stock Option Plan,

  (23)
  Registration Statement (Form S-8 No. 333-87788) pertaining to the Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, Compaq Computer Corporation 1985 Stock Option Plan, Compaq Computer Corporation 1989 Equity Incentive Plan, Compaq Computer Corporation 1995 Equity Incentive Plan, Compaq Computer Corporation Nonqualified Stock Option Plan for Non-Employee Directors, Compaq Computer Corporation 1998 Stock Option Plan and Compaq Computer Corporation 2001 Stock Option Plan,

  (24)
  Registration Statement (Form S-8 No. 333-85136) pertaining to the Indigo N.V. Flexible Stock Incentive Plan and Indigo N.V. 1996 International Flexible Stock Incentive Plan, and

  (25)
  Registration Statement (Form S-8 No. 333-70232) pertaining to the StorageApps Inc. 2000 Stock Incentive Plan;

of Hewlett-Packard Company our reports dated December 16, 2005, with respect to the consolidated financial statements and schedule of Hewlett-Packard Company, Hewlett-Packard Company management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Hewlett-Packard Company, included in this Annual Report (Form 10-K) of Hewlett-Packard Company for the year ended October 31, 2005.

/s/  ERNST & YOUNG LLP

San Jose, California
December 16, 2005

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  Exhibit 23
Consent of Independent Registered Public Accounting Firm